Exhibit 24.2

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                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Didier Lombard, Michel Combes, Claude Benmussa, and each of them severally, his true and lawful attorney or attorneys, with power of substitution and resubstitution to sign in his name, place and stead in any and all such capacities, Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (the "Registration Statement") filed by France Telecom (the "Registrant") with the United States Securities and Exchange Commission (the "Commission") in connection with the offer of liquidity contracts (contrats de liquidite) and ordinary shares of the Registrant pursuant to the France Telecom Liquidity Plan For US Employees of Orange SA, and any and all future amendments thereto and any documents in connection therewith, and any registration statement filed by the Registrant pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which relates to the Registration Statement, and to file any of the same with the Commission. Each of said attorneys shall have power to act with or without the other, and shall have full power and authority to do and perform, in the name and on behalf of each such officer and director of the Registrant who shall have executed this Power of Attorney, every act whatsoever which such attorneys, or any one of them, may deem necessary or desirable to be done in connection therewith as fully and to all intents and purposes as such officer or director of the Registrant might or could do in person.


Name and Signature                          Title
------------------                          -----

/s/ Didier Lombard
-----------------------------               Chairman and Chief Executive Officer
Didier Lombard

/s/ Michel Combes
-----------------------------               Chief Financial Officer
Michel Combes

/s/ Claude Benmussa
-----------------------------               Principal Accounting Officer
Claude Benmussa

/s/ Bernard Dufau
-----------------------------               Director
Bernard Dufau

/s/ Arnaud Lagardere
-----------------------------               Director
Arnaud Lagardere

/s/ Henri Martre
-----------------------------               Director
Henri Martre

                                       1

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Name and Signature                          Title
------------------                          -----

/s/ Stephane Richard
-----------------------------               Director
Stephane Richard

/s/ Marcel Roulet
-----------------------------               Director
Marcel Roulet

/s/ Jean Simonin
-----------------------------               Director
Jean Simonin


-----------------------------               Director
Pierre-Mathieu Duhamel


-----------------------------               Director
Jean-Pierre Jouyet


-----------------------------               Director
Jacques de Larosiere

/s/ Denis Samuel-Lajeunesse
-----------------------------               Director
Denis Samuel-Lajeunesse

/s/ Henri Serres
-----------------------------               Director
Henri Serres


-----------------------------               Director
Alain Baron

/s/ Rene Bernardi
-----------------------------               Director
Rene Bernardi

/s/ Jean-Michel Gaveau
-----------------------------               Director
Jean-Michel Gaveau


                                       2

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Name and Signature                          Title
------------------                          -----

/s/ Stephane Tierce
-----------------------------               Director
Stephane Tierce

/s/ Michel Huet
-----------------------------               Authorized U.S. Representative
Michel Huet


                                       3